U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 5, 2003

                             COMMISSION FILE NUMBER:

                            Celtron International, Inc.

             (Exact name of registrant as specified in its charter)

Nevada                                             91-1903590

--------------------------------------             -------------------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


563 Old Pretoria Road
Midrand, South Africa                                         S9 1658

(Address of principal executive offices)                        (Zip Code)
--------------------------------------                       ----------------



                   Registrant's telephone number: 2783-785-4584


                                         NONE

              ------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.    Changes in Control of Registrant

           Not applicable

Item 2.    Acquisition or Disposition of Assets

On November 5, 2003, Celtron's South African subsidiary, Orbtech Holdings Limited, acquired 100% of the outstanding common stock of CreditPipe, a Mobile E-commerce platform and M-commerce enabler. Included in the acquisition are all intellectual property and business operations including technology that turns cellular telephones into a point-of-sale device accepting credit card and check transactions.

                                                                            1
CreditPipe is an IT company providing internet, mobile commerce, e-commerce services and web development services to South Africa with an expansion path into the U.K. and U.S. markets.
CreditPipe's services cover two key areas:

1. Cellular-based services
* Mobile commerce solution enabling merchants to process credit card and check payments by cellular phone (CreditMobile)
* Bulk short messaging services
* Custom tailored mobile solutions software development
2.Web Services
* Full function e-commerce websites, which are pre-designed and coded, "ready made" websites, that a client only need supply with content, which are marketed under the trade names, "MySS"- "My Superstore" and "CATS"- "Catalog Store"
* Internet access and hosting services
* Custom tailored web application software and systems development
CreditPipe's services are aimed at assisting clients by providing them with simple and cost effective services that will help in the improvement and expansion of their business.
For example a business person who requires a high level of mobility that excludes him or her from being able to accept credit card payments from clients because he or she cannot access a fixed telephone line with a "Speedpoint" type machine, by accepting credit card payments he can offer clients a more convenient payment means that also reduces his risks of cash theft or returned checks.

Products and Services

MobileCredit

CreditPipe's new service, Mobile Credit, utilizes Wireless Internet Gateway technology that resides on a cellular telephone SIM card. This eliminates the need for any web-based banking service or Wireless Application Protocol. Users receive immediate transaction settlement in their bank account and confirmation is received in seconds via short messaging system protocol. Customers are protected from fraud by the Mail Order Telephone Order rule, which gives them the right to dispute a transaction that takes place in the absence of traditional credit card validation. The service is secure, and is available to subscribers at a discounted monthly subscription rate or non-subscribers pay regular transaction fees.

When a merchant enters the credit card details into their mobile phone through a variety of methods. Each method provides a menu driven interface for the user to follow to enter the details.

Once the details have been entered they are transmitted to Creditpipe's processing switch. The acquiring bank then switches the transaction to the issuing bank via whichever mechanism is appropriate to the transaction.
Once the authorization has been received, the transaction response is returned to the client. An imprint of the card is taken by the merchant to protect against charge-back queries.
                                                                            2
CreditNet

Creditnet is the online credit card processing engine provided by Creditpipe to its client base. A client can process credit card transactions, guarantee checks and manage their merchant account and additional terminals, which are additional mobile telephones or an "account" authorized to process credit card transactions.

Creditpipe Payment Gateway and shopping cart

The Payment Gateway and Shopping Cart are online facilities which allow existing website owners to process credit card transactions. The model provides for sites with HTML only interfaces to ASP (Active Server Pages) based SSL encrypted secure sites.

Check Guarantee Services in partnership with CGS

As a result of Creditpipe's relationship with CGS, Creditpipe is able to offer its user base check guarantee services. A client captures a presented check's details via one of the aforementioned interfaces and the transaction is switched to the check guarantee company, Check Guarantee Services (Pty.), Ltd.
(CGS). CGS screens the transaction details and decides whether to guarantee the face value of the check or to decline the check, in the event of the check being dishonored by the bank.

Verified by Visa and Mastercard Securecode

As a result of changes in the acquiring rules, Creditpipe has begun the process of implementing the Verified by Visa and Mastercard Securecode protocols into the processing procedure.

Key Personnel of CreditPipe

Neil Davis. Mr. Davis, a founder of CreditPipe, has served as Director and Chief Technical Officer since inception. He is the designer of the product concepts, MySS and Mobilecredit. From 1999 through 2001, Mr. Davis was employed by IQ Business Group, where he headed "Webcommerce," IQ's ISP and hosting arm of its "IQ Works" subsidiary. From 1995 through 1999, he served as the support manager for Interdoc and Medinet, medical software development companies. From 1991 through 1994, Mr. Davis worked for Telkom, where he was trained on transmission, communication and carrier systems, including microwave and satellite systems.

Brandon Sandiford. Mr. Sandiford is a founder of CreditPipe, and has served as Managing Director since its inception, with a special focus on sales and marketing. Since June 2001 Mr. Sandiford has been responsible for the development, coordination of new business strategies. From 1995 to 2000, he was employed by the Bryan Hatting Group, serving as Quality Resources and Sales Engineer, and then as Director. Mr. Sandiford received a Bachelor of Commerce Degree from Unisa, 1995.

Item 3.    Bankruptcy or Receivership

           Not Applicable


Item 4.    Changes in Registrant's Certifying Accountant

           Not applicable.
                                                                            3
Item 5.    Other Events

           Not applicable

Item 6.    Resignations of Registrant's Directors

           Not applicable


Item 7.    Financial Statements and Exhibits

           Not applicable

     (c)   Exhibits.

1. CreditPipe Acquisition Agreement

Item 8.     Change in Fiscal Year

            Not Applicable

Item 9.     Regulation FD Disclosure

            Not applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of A Provision of the Code of Ethics

            Not applicable

Item 11. Temporary Suspensions of Trading under Registrant's Employee Benefit Plans

            Not applicable

Item 12.    Results of Operations and Financial Condition

            Not applicable


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2002

Celtron International, Inc.

    Allen Harrington
-----------------------------
By: Allen Harrington,
Chief Executive Officer,
Director
                                                                            4
In connection with the current report of Celtron International, Inc. on Form 8K for the period November 6, 2003, as filed with the Securities and Exchange Commission on the date hereof, the undersigned certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.



Dated: November 21, 2003           By: Allen Harrington
                                  --------------------------
                                   Allen Harrington,
                                   Chief Executive Officer


Dated: November 21, 2003               By:       Amanda Harrington,
                                   ------------------------
                                   Amanda Harrington,
                                   Chief Financial Officer


Exhibit 1.  CreditPipe Acquisition Agreement


INDEX TO AGREEMENT

CreditPipe Acquisition


1.     SCHEDULE              SCHEDULE OF INFORMATION

2.     ANNEX A               AGREEMENT

3.     ANNEX B               FIXED ASSETS REGISTER

4.     ANNEX C               SCHEDULE OF LEASES

5.     ANNEX D               WARRANTIES

6.     ANNEX E               BOARD MANDATE AND AUTHORIZATION

7.     ANNEX F               MANAGEMENT AGREEMENT

8.     ANNEX G               SCHEDULE OF SETTLEMENTS





                                                                            5

                             SCHEDULE OF INFORMATION

1.     SCHEDULE OF INFORMATION

1.1 Auditor Guy Patron

1.2 Company 1:  CreditPipe (Pty) Ltd Reg. No: 2001/021600/07

1.3 Purchase price R 1,00 (One Rand)

1.4 Company 2:  CreditPipe Holdings Ltd (UK) Reg. No: 04584673

1.5 Purchase price R 10,350,000,00 (Ten Million Rand)

1.6 Method of payment :

1.6.1 Orbtech Holdings will pay the amount of R1,00 (One Rand) to the shareholders of Company 1

1.6.2 Celtron will issue shares at a value of US $1,00 per share of its shares at the exchange rate as per the effective date to the US Dollar

1.6.3 Celtron will issue R 8 930 000.00 (Eight Million Nine Hundred and Thirty Thousand Rand) value in shares to the CreditPipe Shareholders list A or their nominees

1.6.4 Celtron will issue R1 000 000.00 (One Million Rand) value in shares to Olamide Holdings (Pty) Ltd or their nominees

1.6.5 Celtron will issue R 350,000 (Three Hundred and Fifty Thousand Rand) value in shares to the UK CreditPipe Shareholders list B or their nominees

1.6.6 Celtron will issue R 70 000.00 (Seventy Thousand Rand) value in shares to Shareholders list C or their nominees

1.7 Issue of shares shall be made on or before the 15t day of December 2003.
1.8 Issue of shares in terms of clause 1.6.5 and 1.6.6 (Above) will be made on or before 30'Th November 2003.


2.     SELLER INFORMATION

2.1 Seller:

2.1.1 Shareholder List A: Alan Richard Mason and Frank Edward Bailey and Neil Madresfield Davis and Brandon Wayne Sandiford and acting jointly.

2.1.2 Olamide Holdings (Pty) Ltd
2.1.3 Shareholder list B: Alastair Shakeshaft, Fred Rose
2.1.4 Shareholder list C: Gilbert Odendaal

2.2 Address Suite 201, 39 Vorster Avenue, Glenanda

2.3 Postal P. O. Box 39236, Booysens, 2016
                                                                            6
2.4 Telephone (011) 432 2353

2.5 Telefax (011) 432 2330

2.6 Company1 Creditpipe (Pty) Ltd (RSA) Registration No.  2001/021600/07

2.7 Company2 Creditpipe Holdings Ltd (UK) Registration No. 04584673

2.8 Authorized Signatory Sellers:, Neil Davis and Brandon Sandiford by Board mandate and in their capacity as directors (hereto attached as Annexure E)


3.  PURCHASER

3.1 Purchaser Company 1: Orbtech Holdings Limited

3.2 Address Block 2, Momentum Business Park, 563 Old Pretoria Road, Midrand

3.3 Postal P.O.Box 2250, Halfway House, 1685

3.4 Telephone (011) 652 6350

3.5 Telefax (011) 652 6371

3.6 Company Registration No. 99/10917/06

3.7 Authorised Signatory R A Pienaar

3.8 VAT Registration No. 46201 87221

3.9 Purchaser Company 2: Celtron International Inc.

3.10 Address Block 2, Momentum Business Park, 563 Old Pretoria Road, Midrand

3.11 Postal P.O.Box 2250, Halfway House, 1685

3.12 Telephone (011) 652 6350

3.13 Telefax (011) 652 6371

3.14 Company Registration No. 91-1903590

3.15 Authorised Signatory R A Pienaar

4.     SCHEDULES AND ANNEXES

Schedules or annexes to this schedule of information shall be deemed to be incorporated in and form part of the agreement and definitions in such schedules or annexes shall bear the same meanings in this schedule of information and in the other schedules of annexes.

SIGNATURE BELOW CONSTITUTES SIGNATURE OF THE AGREEMENT

Signed at Midrand on ___ November 2003

For Sellers
                                                                            7

who warrants that he is duly authorized hereto ____________________

Signed at Midrand on 5. November 2003
                                         ____________________________
                                         For Orbtech Holdings Limited



who warrants that he is duly authorized hereto ________________________
                                                    R A Pienaar

Signed at Midrand on 5  November 2003
                                      ______________________________________
                                      For Celtron International Incorporated


                                               ________________________
                                                    R A Pienaar
who warrants that he is duly authorized hereto

ANNEX "A" TO SCHEDULE OF INFORMATION


                                    AGREEMENT

1.   INTERPRETATION

     In this agreement -

1.1 clause headings are for convenience and shall not be used in its interpretation;

1.2 unless the context clearly indicates a contrary intention an expression which denotes any gender includes the other genders, a natural person includes an artificial person and vice versa, and the singular the plural and vice versa;

1.3 the following expressions shall bear the meanings assigned to them below and cognate expressions bear corresponding meanings -

1.3.1 "accounts" - the financial statements of the company as at the period ended 28 February 2003; or any date that the financial year end may be changed to according to the registrar of companies;

1.3.2 "Act" - the Companies Act, No 61 of 1973, as amended;

1.3.3 "adjustment account" - the adjustment account to be prepared by the auditor in accordance with 5.2 if necessary;

1.3.4 "closing date" - 20th November 2003;

1.3.5 "effective date" - the 1st day of November 2003 notwithstanding the signature date;
                                                                            8
1.3.6 "effective date accounts" - the financial statements of the company as at and for the period commencing on 1 March 2003 and ending on the effective date, to be prepared in terms of 5.1;

1.3.7 "fixed assets register" - the fixed register, a copy of which is attached and annex "B";

1.3.8 "info schedule" - the schedule of information to which this is annex "A";

1.3.9 "Nasdaq" - the National Association of Securities Dealers Automatic Quotation System incorporating the National Market System and OTC market;

1.3.10 "Companies" - Creditpipe (Proprietary) Limited Registration Number 2001/021600/07 a private company duly incorporated in accordance with the laws of South Africa; and Creditpipe Holdings Ltd (United Kingdom) a private company duly incorporated in accordance with the laws of England, Northern Ireland and Wales

1.3.11 "purchase price" - the aggregate consideration payable for the purchase of the sale shares and cession of the sale claims as set out in 1.3 and 1.5 of the info schedule;

1.3.12 "claims" - all claims of whatever nature and however arising which the seller may have against the company as at the effective date;

1.3.13 "signature date" - the last date upon which this agreement is signed by all the parties hereto;

1.3.14 "warranties" - collectively the warranties in annex "D" and otherwise (if any) given in terms of this agreement;

1.3.15 "Theo Tromp" - Attorneys Theo Tromp of Johannesburg, Hackle Brooke corner of Jan Smuts Avenue and Conrad Drive, Craighall;

1.3.16 "Celtron" Celtron International Incorporated.

1.3.17 "Warrantee Date" - the date the profit warrantee period commences as being 1 January 2004;

1.4 when any number of days or hours are prescribed in this agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a Saturday, Sunday or public holiday, in which case the last day shall be the next succeeding day which is not a Saturday, Sunday or public holiday.

1.5 if any provision in a definition is a substantive provision conferring rights or imposing obligations on anyone, effect shall be given to it as if it were a substantive provision in the body of this agreement;

1.6 schedules or annexes to this agreement shall be deemed to be incorporated in and form part of this agreement;

1.7 any references to any statute shall be reference to that statute as at the signature date, and as reenacted form time to time;

1.8 where figures are referred to in numerals and words, if there is any conflict between the two, the words shall prevail.
                                                                            9

2.     PREAMBLE

     It is recorded and agreed that -

2.1 the seller owns the sale shares;

2.2 the seller intends selling to the purchaser the sale shares with effect from the effective date upon the terms and conditions contained herein, so that with effective date the purchaser shall own the sale shares.


3.     SALE OF SALE SHARES

3.1 Notwithstanding the date of signature hereof, the seller sells the sale shares to the purchaser who purchases the sale shares with effect from the effective date, on which date all risk in and benefits attaching to the sale shares and shall pass to the purchaser.

4.     PAYMENT

4.1 The purchase price payable by the purchaser by the purchaser to the seller for the sale shares shall be the amount set out in the info schedule; and

4.2 The purchase price shall be payable be the purchaser to the seller in accordance with the method of payment set out in the info schedule.


5.   EFFECTIVE DATE ACCOUNTS AND ADJUSTMENT ACCOUNT

5.1 The seller shall prepare the effective date accounts in accordance with the provisions of 2.4 of annex D, shall procure their certification by the auditors without qualification and their signature on behalf of the company and shall deliver a true copy thereof to the purchaser by not later than 30 working days after the effective date.

5.2 The seller shall prepare an adjustment account and procure its certification by the auditor. The seller shall deliver the adjustment account to the purchaser simultaneously with the delivery of the effective date accounts. The adjustment account shall reflect as -

5.2.1 credits -

5.2.1.1 that proportion of any amount paid before the effective date for any period after the effective date for any expenses of the company including insurance premiums in respect of the assets which the broken portion of that period commencing at the effective date bear to the entire period for which the payment was made;

5.2.1.2 a provision for any taxes paid in advance or which will become due to the company on or after the effective date in respect of periods up to the effective date;

5.2.1.3 cash, debtors, negotiable instruments, near cash and other assets of the company;
                                                                            10
5.2.1.4 any other amount considered necessary by the auditor;

5.2.2 debits -

5.2.2.1 that proportion of any item referred to in 5.2.1.1 owing at the effective date in respect of any period prior to the effective date which the broken portion of that portion ending at the effective date bears to the entire period for which the item is owed;

5.2.2.2 a provision for any unpaid taxes owing or which will become owing be the company on or after the effective date in respect of periods up to the effective date;

5.2.2.3 any other amount considered necessary by the auditor.


5.3 Any balance owing to either the seller or the purchaser in terms of the adjustment account shall be paid to the other of them within 30 (thirty) days of presentation of the adjustment account.


6.     CLOSING

6.1 On the closing date, representatives of the parties shall meet at the offices of Orbtech. At that meeting, against compliance by the purchaser with its obligations the seller shall deliver to the purchaser -

6.1.1 the share certificates in respect of the sale shares together with duly signed and currently dated share transfer forms in respect thereof without having inserted therein the name of the transferee;

6.1.2 the written resignations as at the effective date of the company's directors, secretary, public officer and auditors; except that Brandon Wayne Sandiford and Neil Madresfield Davis will remain as directors of Company1 and Brandon Wayne Sandiford and Neil Madresfield Davis will remain as directors of Company2

6.1.3     a resolution of the directors of the company -

6.1.3.1 approving the transfer of the sale shares pursuant to this agreement;

6.1.3.2 appointing all persons nominated by the purchaser as directors of the company with effect from the effective date;

6.1.3.3     accepting the resignations of the persons referred to in 6.1.2

6.1.4 all of the company's books, records, documents and assets (including, without limiting the generality of the aforegoing, the company's certificate of incorporation, memorandum and articles of association, minute books, registers and copies of all returns submitted by the company to the Registrar of Companies and the South African Revenue Services during the three years immediately preceding the effective date); provided that the seller shall be entitled to retain such of the company's records as may be necessary to enable it to prepare the effective date accounts, which records shall be delivered to the purchaser forthwith after the effective date accounts have been prepared.
                                                                            11
6.2 The purchaser shall deliver to the seller the share certificates in respect of the shares referred to in paragraph 1.5 of the schedule of information together with duly signed and currently dated transfer forms in respect thereof without having inserted the name of the transferee.


7.     WARRANTIES

7.1 The seller gives the purchaser the warranties set out in annexure "C" on the basis that this agreement is entered into by the purchaser relying on the warranties, each of which is deemed to be material warranty inducing the purchaser to enter into this agreement.

7.2 Notwithstanding 7.1 the purchaser shall not be entitled to cancel this agreement as a consequence of any breach by the seller of any of the warranties unless the breach is a material breach and the breach is incapable of being remedied by payment of compensation, the seller fails to pay the purchaser such compensation within 14 (fourteen) days of the amount thereof being determined.

7.3 Notwithstanding anything to the contrary contained in this agreement a claim by the purchaser in respect of any breach by the seller of any warranty or in terms of any indemnity given by the seller in terms of this agreement shall not entitle the purchaser to make a claim against the seller in respect of both such breach of warrant and under such indemnity where such breach and claim arises out of the same cause of action.


8.     INDEMNITIES

8.1 Without prejudice to any of the rights of the purchaser arising from any of the provisions of this agreement, the seller indemnifies the purchaser against all reasonable, actual loss, contingent liability or other actual liability, damage or expense which the purchaser may suffer as a result of or which may be attributable to -

8.1.1 any actual or contingent liability of the company, whether actual or contingent, which arose prior to the effective date and is not reflected in the effective date accounts;

8.1.2 any actual liability of the company incurred between the effective date and the closing date, otherwise than in the ordinary and regular course of conduct of the company's business;

8.1.3 any actual liability of the company for taxation not provided for in the effective date accounts arising form or out of the profits or income of the company for all periods prior to the effective date, for which purpose the term "taxation" shall include -

8.1.3.1 normal taxation;

8.1.3.2 value added tax

8.1.3.3 Regional Services Council levies

8.1.3.4 all other forms of taxation;
                                                                            12
8.1.3.5 any taxation arising from new assessments of taxation and/or the reopening of any income tax assessments of the company

8.1.3.6 any penalties or interest as a result thereof

8.1.3.7 any taxation in respect of undistributed profits;  and

8.1.3.8 any taxation in respect of distributed profits;

8.1.4 any actual claims or actual liabilities (including claims or liabilities for consequential loss) as a result of any breach of contract which occurred before the effective date and were not provided for in the effective date accounts or which occurs between the effective date and the closing date.

8.2 The purchaser shall be deemed to have suffered a loss equivalent to the amount of any actual liabilities or actual claims against which it is indemnified in terms of 8.1

8.3 The purchaser shall notify the seller of any claim which may be made against the company in respect of any of the matters referred to in 8.1 within a reasonable time of the purchaser becoming aware thereof, to enable the seller to take steps to contest such claim.

8.4 The seller shall be entitled to contest the claim concerned in the name of the company and shall be entitled to control the proceedings in regard thereto; provided that the -

8.4.1 seller indemnifies the purchaser and the company against all reasonable party and party and attorney and client costs which may be incurred as a consequence of such steps. and

8.4.2 purchaser shall procure that the company renders reasonable assistance to the seller (at the expense of the seller) in regard to the steps taken by the seller.

8.5 The seller shall be obliged to pay the purchaser the amount of any actual loss suffered by the purchaser in respect of which it is indemnified in terms of this paragraph as soon as the company is obliged to make payment of any amount to which the indemnity relates.


9.     REPAYMENT OF THE CLAIMS

9.1 The purchaser shall not cause the company to repay the claims on or before the 30th April 2005.

9.2 No interest shall be payable in respect of the claims registered under this agreement as at the effective date.


10     DOMICILIUM AND  NOTICES


10.1 The parties choose domicilium citandi et executandi ("domicilium) for all purposes arising from or pursuant to this agreement, as follows -
                                                                            13
10.1.1     the seller     -      2.2 and 2.5 of the info schedule

10.1.2     the purchaser -3.2 and 3.5 of the info schedule

10.2 Either party shall be entitled from time to time, by written notice to another, to vary its domicilium to any other address within the Republic of South Africa which is not a post office box or poste restante.

10.3 Any notice given and any payment made by either party to the other ("the addressee") which -

10.3.1 is delivered by hand during the normal business hours of the addressee at the adddressee's domicilium for the time being shall be rebuttably presumed to have been received by the addressee at the time of delivery;

10.3.2 is posted by prepaid registered post from an address within the Republic of South Africa to the addressee at the addressee's domicilium for the time being shall be rebuttably presumed to have been received by the addressee on the seventh day after the posting.

10.4 Any notice given by either party to the other ("the addressee") which is sent by telefacsimile to the particular addressee's domicilium for the time being shall be rebuttably presumed to have been received by the addressee on transmission thereof.

10.5 Notwithstanding anything to the contrary in this clause 10, a written notice or other communication actually received by a party shall be adequate written notice or communication to that party notwithstanding that the notice was sent or delivered to that party's chosen address.

11 GENERAL

11.1 This document together with its schedule and annexes constitutes the sole record the agreement between the parties in relation to the subject matter thereof.

11.2 Neither party shall be bound by any express or implied term, representation, warranty, promise or the like not recorded herein.

11.3 No addition to, variation, or agreed cancellation of this agreement shall be of any force or effect unless in writing and signed by or on behalf of the parties.

11.4 No indulgence which either party ("the grantor") may grant to the other ("the grantee") shall constitute a waiver of any of the rights of the grantor, who shall not thereby be precluded from exercising any rights against the grantee which may have arisen in the past or which may arise in the future.

11.5 This agreement supercedes all previous agreements.


12 BREACH

Subject to any other provision of this agreement providing for the remedy of any breach of any provision hereof, should any party ("the defaulting party") commit a breach of any provision of this agreement and fail to remedy such breach within fourteen days after receiving written notice from the other party
                                                                            14

("the aggrieved party") requiring the defaulting party to do so, then the aggrieved party shall be entitled, without prejudice to its other rights in law, to cancel this agreement or to claim specific performance of all of the defaulting party's obligations whether or not due for performance, in either event without prejudice to the aggrieved party's right to claim actual, reasonable damages.


13 COSTS

As between the parties, the -

13.1      purchaser shall bear and pay -
13.1.1 the costs of THEO TROMP of and incidental to the negotiation, drafting, preparation and execution of this agreement, its schedule and its annexes;

13.1.2    all stamp duty payable on the transfer of the sale shares;

13.2 Seller shall bear and pay all costs of and incidental to the preparation of the accounts, effective date accounts and adjustment accounts.


14 RESTRICTION   ON  TRADING  OF SHARES

14.1 It is recorded that the shares to be issued in terms of Paragraph 1.6.3, 1.6.4 and 1.6.6 of the Schedule of Information shall be subject to the following trading restrictions:
14.1.1 For a period of 12 (twelve) months from the warrantee date the seller shall not be entitled to dispose of any shares of Celtron;

14.1.2 For the period of 3 (three) months from the expiry of the period referred to in 14.1.1 the seller shall be entitled to dispose of 10% of the shares which will include any shares acquired in terms of the option referred to in 19 below;

14.1.3 For the period of 3 (three) months after the expiry of the period referred to in 14.1.2 the seller shall be entitled to dispose of a further 10% of the shares which will include any shares acquired in terms of the option referred to in 19 below;

14.1.4 For the period of 3 (three) months after the expiry of the period referred to in 14.1.3 the seller shall be entitled to dispose of a further 10% of the shares which will include any shares acquired in terms of the option referred to in 19 below;

14.1.5 After the expiry of the period of 24 (twenty four) months from the warrantee date the seller shall be free to dispose of the balance of the shares as they deem fit; subject to the terms issued in Paragraph 15 below;

14.1.6 In the event of the death or disability of any of the sellers, which in any way prevents them fulfilling the warrantees of this agreement or terms of
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the management contract, they, their successors or estates shall be entitled to dispose of the shares in terms of the restriction of trade in shares per sections 14.1.1, 14.1.2, 14.1.3, 14.1.4, and 14.1.5.


15 WARRANTY BY CELTRON

Celtron warrants that the trading price of the Nasdaq Stock Exchange of its shares during the periods referred to in paragraph 14.1.2 and 14.1.5 will be an average minimum of 100 US cents per share.

Celtron further warrants that for a period of 6 months after the expiry of the period referenced in 14.1.5 that the trading price of the Nasdaq Stock Exchange of its shares will be an average minimum of 100 US cents per share subject to the explicit condition that Celtron retains full trading control of the said shares for the period of warranty.

In the event of the share price being below an average of 100 US cents during that period the purchaser shall issue so many further shares in Celtron so as to ensure that the total selling price of the shares sold and the further shares issued in terms hereof shall equal 100 US cents per share in respect of the sale share.

16. APPOINTMENT OF DIRECTORS

The parties agree that Ronald A Pienaar and Allen A Harington will be appointed as directors of CreditPipe Holdings Ltd UK and CreditPipe (Pty) Ltd. within 30 (Thirty) days of the effective date. Further appointment of directors will be governed by the Management agreement as per Annexure F.

17. AMOUNT DUE BY THE COMPANY TO ITS BANKERS


17.1 It is recorded that the company is indebted to its bankers at the effective date in the amount of R 0,00 (zero rands) and that the seller has bound himself as surety and co-principal debtor in favour of the bank for the due repayment of any outstanding amount by the company.

17.2 The purchaser undertakes to obtain the release of the seller from such surety within a period of 6 (six) months after the effective date failing which the purchaser hereby indemnifies the seller against any claim which the bank may institute against the seller on the basis of the surety signed by the seller.

18. Void

19. RIGHT OF FIRST REFUSAL

19.1 Should the purchaser at any time after the effective date decide to dispose of the sale shares or cause the company to dispose of its business as a going concern the seller should have the right of first refusal to purchase the sale shares or the business of the company as the case may be at the same price at which the seller intends selling the sale shares or the company intends selling its business.
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19.2 The seller shall exercise the above right of first refusal within thirty days after having been notified by the purchaser of his intention where after the purchaser shall be free to dispose of the shares or the company of its business to any third party provided that such disposal shall not be at a price lower than the price offered to the seller. Such notice period shall be extended to include public holidays and weekends.

19.3 In the event of the business or sales shares being disposed of, within the periods define in Section 14 and 15 above, the seller shall be free to dispose of the balance of any shares held as per paragraph 14 as they deem fit.

19.4 In such event, as contemplated in 19.3, the terms of section 15 shall be deemed to have expired on such date of disposal.

ANNEX "B" TO SCHEDULE OF INFORMATION

Fixed Assets:


Company 1:

Company 2:

ANNEX "C" TO SCHEDULE OF INFORMATION

Leases:

Company 1:

Company 2:

ANNEX "D"

WARRANTIES

1 In this annex -

1.1 the "agreement" means the agreement to which this annex is attached;

1.2 the expressions defined in the agreement shall bear the same meanings in this annex;

2 The seller warrants that -

2.1 on the signature date and the effective date, both days inclusive-

2.1.1 company1 will be incorporated as a private company with limited liability according to the laws of the Republic of South Africa;

2.1.2 no steps in terms of Section 73 of the Companies Act will be pending or contemplated in respect of Company1;

2.1.3 the authorized and issued share capital of company1 is divided into 100 shares of R0.01 each of which 100 shares have been issued at par;

2.1.4 all of the issued shares in the capital of the company will be of one class and will rank pari passu with each other;
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2.1.5 company2 will be incorporated as a public company according to the laws of the United Kingdom (England, Northern Ireland and Wales, excluding Scotland)

2.1.6 no steps similar to or in terms of Section 73 of the Companies Act of South Africa will be pending or contemplated in respect of Company2;

2.1.7 the companies will not be under any obligations (whether contingently upon exercise of any rights or otherwise) and no resolution would have been passed requiring either company to increase or reduce its authorized or issued share capital or to vary any of the rights attaching to the issued shares;

2.1.8 the seller will be the registered owner and beneficial owner and will be entitled and able to give free and unencumbered title to the sale shares to the purchaser;

2.1.9 no person will have any right, including inter alia, any option or right of first refusal, to acquire any of the shares in or claims against either company, present or future;

2.1.10 no resolution will have been passed, nor will the company be obliged to alter the memorandum or articles of association of either company or to create or to issue any debentures;

2.1.11 no person will have any right to obtain an order for the rectification of the register of members of either company;

2.1.12 both the companies books and records would have been properly maintained according to law and will be capable of being written up within a reasonable time so as to record all of the transactions of the respective company;

2.1.13 the minute books of both the companies will contain all of the resolutions passed by its directors and members;

2.1.14 the companies and their assets will be insured against the risk to which they are subject for amounts which accord with the sound business practice for a period terminating not earlier than 30 days after the closing date, all premiums due in respect of such insurance will have been paid and the companies will have complied with all of the conditions to which the liability of the insurers under the policies of insurance will be subject;

2.1.15 neither of the companies will be in breach of any laws;

2.1.16 save for the lease contracts in respect of cell phones and MTN hosting, Telkom leased line (Diginet and Frame Relay facilities) and Landmark Virtual Offices Ltd in London the companies will not be bound by any contracts of whatever nature;

2.1.17 the companies will not be liable, whether contingently or otherwise and whether as surety, co-principal debtor, guarantor or indemnifier, for the liabilities of any third party;

2.1.18 the companies will have no liabilities, save for those disclosed in the accounts;

2.1.19 there are no outstanding or unpaid dividends due to the seller;
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2.2 the companies are not engaged in any litigation, income tax appeals, arbitration or criminal proceedings. Having made all reasonable enquiries, the seller is not aware of any facts, matters or circumstances which may give rise to any such litigation, income tax appeals, arbitration or criminal proceedings.
2.3 having made all reasonable enquiries, the seller is not aware of any facts, matters or circumstances which may give rise to the cancellation of any of the policies of insurance referred to in 2.1.12, or the repudiation of any claims thereunder or to such policies not being renewed in the future or only being renewed subject to the imposition of onerous terms;
2.4 the accounts, effective date accounts and the adjustment accounts will be certified without qualification and be prepared: -

2.4.1 in accordance with generally accepted and sound accounting practice;

2.4.2 in a manner such as fairly to present the state of affairs, operations and results of the company as at the date thereof and for the periods to which they relate;

2.4.3 in accordance with the provisions of the Companies Act of that country;
and

2.4.4 unless inconsistent with 2.4.1, on the same basis and applying the same criteria as applied in the preparation of the audited financial statements of the company during previous years;


2.5 there will be no material changes between the accounts and the audited effective date accounts of either company;

2.6 all stamp duty in terms of the Stamp Duties Act, 1968, or as per the relevant Act of the country, as amended, including but not limited to any stamp duty payable by the seller in respect of the transfer of the sale shares into the name of the purchaser (from which no exemption is applicable) has been paid in respect of the shares;

2.7 between the incorporation of either company and the closing date, either company will not have made an aware of any capitalisation or bonus shares;

2.8 the seller has disclosed in writing to the purchaser all queries addressed to either company or any of its representatives by any tax official and the replies thereto as well as full details of any tax objections lodged by either company and which have not been fully disclosed of;

2.9 at the effective date, no work remains to be performed, and no expense not accrued in the accounts remain to be incurred, in connection with -

2.9.1 the completion and auditing of the company's financial statements in respect of any of its financial years ended prior to the effective date;

2.9.2 the submission of the company's income tax returns in respect of any of the financial years ended prior to the effective date; and the submission of any other return required by law to have been submitted by the company to any competent authority prior to the effective date;
                                                                            19
2.10 as at the closing date either company will have no liability of whatsoever nature for taxation not provided for in the effective date accounts arising from or out of the profits or income of the company for all periods prior to the effective date, for which purpose the term "taxation" shall include normal taxation, general sales tax, value added tax, regional service council levies, all other forms of taxation, any taxation arising from new assessments of taxation and/or the reopening of any income tax assessments of the company, and penalties or interest as a result thereof, any taxation in respect of undistributed profits, and any taxation in respect of distributed profits;


2.11 there are no unpaid claims for salaries, wages, UIF, PAYE, retrenchment or unfair labour practices by any employee of the company;

2.12 none of the transactions in which the company has been a party are capable of giving rise to the transaction/s being set aside by any trustee or liquidator as constituting undue preferences or voidable disposition;

2.13 the companies have not carried on any business other than that of M-commerce software solutions developer, mobile solutions provider, ISP, services (contracting) and software development and hardware distributor;

2.14 and the assets listed on the fixed assets register will be insured against the risks to which they are subject for amounts which accord with sound business practice, for a period termination not earlier than the transfer date, all premiums due in respect of such insurance will have been paid and the seller will have complied with all of the conditions to which the liability of the insurers under the policies of insurance will be subject;

2.15 and the assets listed on the fixed assets register will continue to be in good order and condition and apart from wear and tear in the ordinary course, and apart from any loss, damage or destruction beyond the control of the seller, provided that any loss, damage or destruction will be fully insured for the benefit of the seller;

2.16 the seller has disclosed to the purchaser all facts and circumstances material to this transaction and which would be material or would be reasonably likely to be material to a purchaser of the sale shares and sale claims and the purchase price payable in respect thereof.

2.17 The audited profit of company1, after interest and Taxation, for the period of 12 (twelve) months as from 1 January 2004 (warrantee date) will be not less than R 2,000,000,00 (Two million Rand) failing which the purchase price will be adjusted by any such shortfall in terms of the following formula:

Actual profit
R 2,000,000          X          R 600,000 (30%)  =     Amount of adjustment



ANNEX "E"

Board Mandate

ANNEX "F"
                                                                            20
Management Agreement

ANNEX G

1. In terms of this agreement the purchaser agrees to fund and make provision for the following items within 30 days of the effective date or as they so arise.

2. Items:

2.1 Operational Expenses - Bridging finance over a period of 4 (four) months to the value of R600 000.00 (Six Hundred Thousand Rand)

2.2 Capital Expenses:

2.2.1 Audit Costs to R250 000.00 (Two Hundred and Fifty Rand) or actual cost
2.2.2 Cost of infrastructure upgrade: R350 000.00 (Three Hundred and Fifty Thousand Rand)


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